UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

Chain Bridge I

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	333-254502 (Commission File Number)	98-1578955 (I.R.S. Employer Identification Number)

100 El Camino Real, Ground Suite Burlingame, California (Address of principal executive offices)	94010 (Zip Code)

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, and one-half of one redeemable Warrant to acquire one Class A ordinary share	CBRGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CBRG	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CBRGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2021, the Registration Statement on Form S-1 (File No. 333-254502) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Chain Bridge I (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On November 15, 2021 the Company consummated the IPO of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

• an Underwriting Agreement, dated November 9, 2021, by and among the Company, Cowen and Company, LLC and Wells Fargo Securities, LLC, which contains customary representations and warranties and indemnification of the underwriters by the Company;

• a Business Combination Marketing Agreement, dated November 9, 2021, by and among the Company, Cowen and Company, LLC and Wells Fargo Securities, LLC, as advisors in connection with the Company’s initial business combination (the “Advisors”), pursuant to which the Company will pay the Advisors a marketing fee for such services upon the consummation of the Company’s initial business combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, including any proceeds from the full or partial exercise of the underwriters’ over-allotment option, and whereby the Advisors’ right to payment of such marketing fee is conditioned upon the Company’s consummation of its initial business combination;

• a Warrant Agreement, dated November 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

• an Investment Management Trust Agreement, dated November 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO, certain of the proceeds of the sale of the Private Placement Warrants and the CB Co-Investment Loan (as defined below), and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

• a Registration and Shareholder Rights Agreement, dated November 9, 2021, among the Company, Chain Bridge Group (the “Sponsor”), CB Co-Investment LLC (“CB Co-Investment”) and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor and CB Co-Investment, and customary piggy-back registration rights for such other equityholders, and, upon and following consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

• a Private Placement Warrants Purchase Agreement, dated November 9, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 8,775,000 warrants to purchase Class A Ordinary Shares for $1.00 per warrant in a private placement with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

• Indemnification Agreements, each dated November 9, 2021, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company;

• an Administrative Services Agreement, dated November 9, 2021, between the Company and the Sponsor, pursuant to which, commencing on November 9, 2021 through the earlier of consummation of the initial business combination and the Company’s liquidation, the Company will pay the Sponsor a sum of up to $20,000 per month for office space, secretarial and administrative services provided to the Company;

• a Letter Agreement, dated November 9, 2021, among the Company, the Sponsor, CB Co-Investment and each director and officer of the Company, pursuant to which the Sponsor, each of directors and officers of the Company and CB Co-Investment have agreed to vote any Class B ordinary shares, $0.0001 par value per share, of the Company and any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period set forth in the Company’s charter; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

• a Promissory Note, dated November 9, 2021, pursuant to which the Company promises to pay CB Co-Investment a principal sum of $1,150,000, unless earlier converted into Private Placement Warrants at $1.00 per warrant.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 1.2, 4.4, 10.1, 10.2, 10.3, 10.4, 10.5, 10.9 and 10.14 respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 9, 2021, CB Co-Investment agreed to lend the Company $1,150,000 at no interest (the “CB Co-Investment Loan”). The CB Co-Investment Loan shall be repaid upon the closing of the Company’s initial business combination or converted into Private Placement Warrants, at a conversion price of $1.00 per warrant, at CB Co-Investment’s discretion, provided that any such conversion may not occur until after January 8, 2022.

Item 3.02.	Unregistered Sales of Equity Securities.

On November 15, 2021, simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 10,550,000 Private Placement Warrants (including 1,050,000 Private Placement Warrants purchased in connection with the exercise of the underwriter’s over-allotment option) at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $10,550,000 (the “Private Placement”). The Private Placement Warrants are substantially similar to the Public Warrants, except that, if held by the Sponsor, CB Co-Investment or their respective permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or CB Co-Investment or their respective permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2021, in connection with the IPO, Michael Morell, Nathaniel Fick and Letitia Long (the “New Directors” and, together with Michael Rolnick and Christopher Darby, collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective November 9, 2021, each of Michael Morell, Nathaniel Fick and Letitia Long was also appointed to the Board’s Audit Committee, with Nathaniel Fick serving as its chair, each of Nathaniel Fick and Letitia Long was appointed to the Board’s Compensation Committee, with Nathaniel Fick serving as its chair and each of Nathaniel Fick and Michael Morell was appointed to the Board’s Nominating Committee, with Michael Morell serving as its chair.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2021, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1.

Item 8.01.	Other Events.

Of the net proceeds from the IPO, the Private Placement and the CB Co-Investment Loan, a total of $234,600,000 was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes, if any, the proceeds from the IPO, the sale of the Private Placement Warrants and the CB Co-Investment Loan held in the trust account will not be released from the trust account (1) to the Company until the completion of its initial business combination or (2) to the Company’s public shareholders, until the earliest of: (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elect to redeem, subject to certain limitations, (b) the redemption of any Class A Ordinary Shares included in the Units sold in the IPO (“public shares”) properly tendered in connection with a (i) shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to provide holders of the public shares the right to have their shares redeemed or redeem 100% of the public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO (or up to 24 months from the closing of the IPO if the Company extends the period of time to consummate its initial business combination by up to an additional six months, subject to the Sponsor depositing additional funds into the trust account as described in the Registration Statement) or (ii) with respect to any other provision relating to the rights of holders of the public shares or pre-initial business combination activity and (c) the redemption of the public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO (or up to 24 months from the closing of the IPO if the Company extends the period of time to consummate its initial business combination by up to an additional six months, subject to the Sponsor depositing additional funds into the trust account as described in the Registration Statement), subject to applicable law.

On November 9, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On November 15, 2021, the Company issued a press release announcing the full exercise of the underwriters’ over-allotment option and closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, by and among the Registrant, Cowen and Company, LLC and Wells Fargo Securities, LLC.

1.2	Business Combination Marketing Agreement, by and among the Registrant, Cowen and Company, LLC and Wells Fargo Securities, LLC.

3.1	Amended and Restated Memorandum and Articles of Association.

4.4	Warrant Agreement, between Continental Stock Transfer & Trust Company and the Registrant.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant.

10.2	Registration and Shareholder Rights Agreement among the Registrant, the Sponsor, CB Co-Investment and the Holders signatory thereto.

10.3	Private Placement Warrants Purchase Agreement between the Registrant and the Sponsor.

10.4	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1/A (File No. 333-254502) filed on April 12, 2021).

10.5	Administrative Services Agreement between the Registrant and the Sponsor.

10.9	Letter Agreement among the Registrant, the Sponsor, CB Co-Investment and each director and officer of the Registrant.

10.14	Promissory Note between the Registrant and CB Co-Investment.

99.1	Pricing Press Release.

99.2	Closing Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2021

Chain Bridge I

By:	/s/ Michael Rolnick
	Name:	Michael Rolnick
	Title:	Chief Executive Officer